Provision	12 Months Ended
Dec. 31, 2020
Provision
Provision

Note 25 – Provision

	Provision	Provision
	for sales	for product	2020	2019
DKK thousand	rebates	returns	total	total
Provision at the beginning of the year	0	0	0	0
Addition due to acquisition cf note 29	4,343	2,626	6,969	0
Adjustments for the year	137,104	217	137,321	0
Utilization during the period	(102,521)	(1,245)	(103,766)	0
Reversal of provisions from
previous years	0	(1,184)	(1,184)	0
Currency translation adjustments	(2,493)	(175)	(2,668)	0
Provision at year-end	36,433	239	36,673	0

Provisions comprise current sales rebates and discounts granted to government agencies, wholesalers, retail pharmacies, Managed Care and other customers, which are recorded at the time the related revenues are recorded or when the incentives are offered.

Provisions are calculated based on historical experience and the specific terms in the individual agreements. Unsettled rebates are recognised as provisions when the timing or amount is uncertain. Where absolute amounts are known, the rebates are recognised as other liabilities.

Please refer to note 1 and note 2 for further information on sales rebates and provisions and managements estimates and judgements.

Zealand Pharma issues credit notes for expired goods as a part of normal business. Where there is historical experience or a reasonably accurate estimate of expected future returns can otherwise be made, a provision for estimated product returns is recorded. The provision is measured at gross sales value.

Accounting policies

Provisions are recognized when the Company has an existing legal or constructive obligation as a result of events occurring prior to or on the balance sheet date, and it is probable that the utilization of economic resources will be required to settle the obligation. Provisions are measured at management’s best estimate of the expenses required to settle the obligation.